Lincoln Variable Insurance Products Trust
LVIP American Preservation Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus August 27, 2012
LVIP American Preservation Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before choosing to invest your contract assets in the Fund.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP American Preservation Fund
(Standard and Service Class)
Investment Objective
The investment objective of the LVIP American Preservation Fund (the “Fund”) is to seek current income, consistent with the preservation of capital. The objective is non-fundamental and may be changed without shareholder approval.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
	Standard Class	Service Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	N/A	N/A
Maximum Deferred Sales Charge (Load)	N/A	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A	N/A
Redemption Fee	N/A	N/A
Exchange Fee	N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses[1]	0.30%	0.30%
Acquired Fund Fees and Expenses (AFFE)[1]	0.39%	0.39%
Total Annual Fund Operating Expenses	0.94%	1.29%
Less Fee Waiver and Expense Reimbursement[2]	(0.30%)	(0.30%)
Total Annual Fund Operating Expenses (After Fee Waiver and Expense Reimbursement)	0.64%	0.99%
1 Other Expenses and AFFE are based on estimated amounts for the current fiscal year.
2 Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.10% of average daily net assets of the Fund. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.25% of average daily net assets for the Standard Class of the Fund (Service Class at 0.60%). Both agreements will continue at least through April 30, 2014 and cannot be terminated before that date without the mutual agreement of the Trust's board of trustees and the adviser.
LVIP American Preservation Fund	1

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for a one-year contractual period and the total operating expenses without fee waiver for years two through three. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years
Standard Class	$ 65	$270
Service Class	$101	$379
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly organized, no portfolio turnover figures are available.
Principal Investment Strategies
The Fund operates under a fund of funds structure. The Fund, under normal circumstances, invests substantially all of its assets in mutual funds (underlying funds) which, in turn, invest in U.S. and foreign fixed-income securities (bonds). The underlying funds will be American Funds Insurance Series® and American Funds® retail funds.
The adviser develops the Fund's asset allocation strategy based on the Fund's investment strategy. Through its investments in underlying funds, the Fund's investment strategy will be to allocate in a mix of underlying funds in different combinations and weightings. The Fund pursues its objective by investing primarily in underlying funds that have a broad range of debt obligations with short term (0-5 years) and medium term (5-15 years) maturities issued by the U.S. government, securities of corporate issuers, debt securities and mortgage-backed securities issued by government-sponsored entities and federal agencies and instrumentalities. A smaller percentage of assets will be allocated to asset-backed securities and high yield securities (“junk bonds”).
At least on an annual basis, the adviser will reassess and make any necessary revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding underlying funds or removing underlying funds from the asset allocation strategy. The adviser also will periodically rebalance the weightings in the underlying funds to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and third party research to construct the portfolio. The underlying fund selection is made based on the Fund’s particular asset allocation strategy, the adviser's desired asset class exposures, credit quality, sector exposure, interest rate risk or duration, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess the suitability of each underlying fund as an investment.
The Fund is non-diversified, as defined in the Investment Company Act of 1940, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. However, through the underlying funds, the Fund owns a diversified mix of fixed income securities (bonds).
Principal Risks
All mutual funds carry a certain amount of risk. Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk: Prices of securities held by the Fund may fall. As a result, your investment may decline in value and you could lose money.
•	Asset Allocation Risk: The Fund maintains an asset allocation strategy and the amount invested in various asset classes may change over time. The Fund is subject to the risk that the Fund may allocate assets to an asset class that underperforms other asset classes.
•	Fund of Funds Risk: Because the Fund invests in shares of the underlying funds, the Fund is exposed to the same investments as those made by the various underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in those underlying funds. The Fund's investment performance is affected by the investment performance of the underlying funds in which the Fund invests. The Fund's ability to achieve its investment objective depends on the ability of the
2	LVIP American Preservation Fund

•	Interest Rate Risk: The value of debt obligations will typically fluctuate with interest rate changes. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations will generally decline in value and you could lose money as a result. Periods of declining or low interest rates may negatively impact the Fund's yield.
•	Credit Risk: Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A decrease in an issuer’s credit rating may cause a decline in the value of the debt obligations held.
•	Call Risk: Call risk is the risk that a bond issuer will redeem its callable bonds before they mature. Call risk is greater during periods of falling interest rates because the bond issuer can call the debt and reissue the debt at a lower rate. This action may reduce the income because the proceeds would have to be reinvested at lower interest rates.
•	U.S. Treasury Risk: Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•	Mortgage-Backed Securities Risk: The value of the mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. In periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return, and, during periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline.
•	Below Investment Grade Bond Risk: Investing in below investment grade bonds, including high yield bonds (“junk bonds”), entails greater risk of principal loss than the risk involved in investment grade bonds. These bonds are often considered speculative and involve significantly higher credit risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates. A liquid security market may not always exist for positions in below investment grade bonds.
•	Foreign Securities Risk: Foreign currency fluctuations and economic or financial instability could cause the value of foreign investments to fluctuate. Investing in foreign securities involves the risk of loss from foreign government or political actions. Investing in foreign securities also involves risks resulting from the reduced availability of public information. Foreign investments may be less liquid and their prices more volatile than comparable investments in securities of U.S. issuers.
•	Non-Diversification Risk: The Fund is non-diversified and as a result may invest a greater portion of its assets in a particular issuer than a diversified fund. Therefore, the Fund's value may decrease because of a single investment or a small number of investments.
Fund Performance
The Fund is expected to commence operations on August 27, 2012. Once the Fund has at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Please note that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.
Investment Adviser
Investment Adviser: Lincoln Investment Advisors Corporation
Portfolio Manager(s)	Company Title	Experience w/Fund
Kevin J. Adamson	Vice President, Chief Operating Officer	Since August 2012
David A. Weiss	Vice President, Chief Investment Officer	Since August 2012
Purchase and Sale of Fund Shares
The Fund sells its shares to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. The insurance companies hold the Fund shares in separate accounts (“variable accounts”) that support various variable annuity contracts and variable life insurance contracts.
LVIP American Preservation Fund	3

Tax Information
Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable annuity contract or variable life insurance contract (“variable contract”), or refer to their variable contract prospectus. Because all the shares of the Fund sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The Fund intends to make distributions to its insurance company shareholders that may be taxed as ordinary income or capital gains.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties that are related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of shares of the Fund and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts which offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts which offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments. Ask your salesperson or visit your financial intermediary's website for more information.
4	LVIP American Preservation Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek current income consistent with the preservation of capital. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a fund of funds structure. The Fund, under normal circumstances, invests substantially all of its assets in underlying funds which, in turn, invest in U.S. and foreign fixed-income securities (bonds). The underlying funds will be a combination of American Funds Insurance Series® and American Funds® retail funds.
The adviser develops the Fund's asset allocation strategy based on the Fund's investment strategy. Through its investments in underlying funds, the Fund's investment strategy will be to allocate in a mix of underlying funds in different combinations and weightings. The Fund pursues its objective by investing primarily in underlying funds that have a broad range of debt obligations with short term (0-5 years) and medium term (5-15 years) maturities issued by the U.S. government, securities of corporate issuers, debt securities and mortgage-backed securities issued by government-sponsored entities and federal agencies and instrumentalities. A smaller percentage of assets will be allocated to asset-backed securities and high yield securities (“junk bonds”).
At least on an annual basis, the adviser will reassess and make any necessary revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding underlying funds or removing underlying funds from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying funds held by the Fund to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and third party research to construct the portfolio. The underlying fund selection is made based on the Fund’s particular asset allocation strategy, the adviser's desired asset class exposures, credit quality, sector exposure, interest rate risk or duration, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess the suitability of each underlying fund as an investment.
Through its investment in the underlying funds, the Fund targets investments within the various asset classes listed below:
U.S. Government Obligations are debt securities issued by the U.S. Treasury which are direct obligations of the U.S. government, including bills, notes and bonds.
U.S. Government Agency Obligations are debt securities issued or guaranteed by U.S. government-sponsored instrumentalities and federal agencies, which have different levels of credit support.
Corporate Debt Obligations are non-convertible corporate debt securities (i.e. bonds and debentures), which are issued by companies both foreign and domestic.
U.S. Treasuries are debt securities backed by the U.S. Treasury or the full faith and credit of the U.S. government and are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market value for these securities will fluctuate with changes in interest rates.
Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations. The mortgages involved could be those on commercial or residential real estate properties.
Foreign securities include debt of foreign corporations and debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities.
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect performance and the Fund may not achieve its investment objective.
The Fund is non-diversified, as defined in the Investment Company Act of 1940, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. However, through the underlying funds, the Fund owns a diversified mix of fixed income securities (bonds).
What are the Underlying Funds?
The Fund operates its “fund of funds” structure in reliance on certain federal securities laws that generally permit a fund to invest in affiliated funds. In addition, the Fund also has received an exemptive order from the SEC (Release No. 29196) to permit the Fund to invest in non-affiliated funds, securities and other investments, subject to certain conditions.

The Fund expects to invest its assets in American Funds Insurance Series® Class 1 shares and American Funds® Class F-2 retail fund shares. The American Funds Insurance Series has not adopted a plan of distribution or a 12b-1 Plan for Class 1 shares. Likewise, American Funds Class F-2 retail fund shares have not adopted a plan of distribution or 12b-1 Plan. Thus, the underlying funds will not pay 12b-1 fees.
The relative weightings for the Fund in the various underlying funds will vary over time, and the Fund is not required to invest in any particular underlying fund or in any particular percentage. The adviser may add, eliminate or replace underlying funds at any time and may invest in non-affiliated funds or other types of investment securities, as described above.
Principal Risks
Market Risk. The value of the investments that the Fund holds will fluctuate and may fall. These fluctuations could occur for a single company, an industry, a sector of the economy, or the applicable market as a whole. These fluctuations could cause the value of the Fund's investments to decrease, and you could lose money.
Asset Allocation Risk. The Fund's investment strategy is to vary the amount invested among the asset classes. Accordingly, the Fund may allocate assets to an asset class that underperforms other asset classes.
Fund of Funds Risk. Because the Fund invests in the shares of the underlying funds, the Fund is exposed to the same investments as those made by the various underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in those underlying funds.
The Fund's investment performance is affected by the investment performance of the underlying funds in which the Fund invests. The Fund's ability to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the adviser's decisions regarding the allocation of the Fund's assets among the underlying funds. There can be no assurance that the investment objective of the Fund or any underlying fund will be achieved. Through its investments in the underlying funds, the Fund is indirectly subject to the risks of the underlying funds' investments.
Interest Rate Risk. Interest rate risk is the risk that the value of the debt obligations held by an underlying fund and, therefore, the value of such fund's shares, will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in these funds.
Credit Risk. Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risk than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds). The value of the debt obligations held by an underlying fund and, therefore, the value of such fund's shares, will fluctuate with the changes in the credit ratings of the debt obligations held.
Call Risk. Call risk is the risk that a bond issuer will redeem its callable bonds before they mature. Call risk is greater during periods of falling interest rates because the bond issuer can call the debt and reissue the debt at a lower rate. This action may reduce the income because the proceeds would have to be reinvested at lower interest rates.
U.S. Treasury Risk. U.S. Treasury risk is the risk that a security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
Mortgage-Backed Securities Risk. Mortgage-backed securities are fixed income securities that represent pools of mortgages, with investors receiving principal and interest payments as the underlying mortgage loans are paid back. Many are issued and guaranteed against default by the U.S. government or its agencies or instrumentalities.
The value of the mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. In periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return and exposing the underlying fund to a lower rate of return upon reinvestment of principal. Early payments of the underlying mortgages cause the mortgage-backed securities to experience significantly greater price and yield volatility than is experienced by more traditional fixed-income securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline. If the life of a mortgage-backed security is inaccurately predicted, an underlying fund may not be able to realize the rate of return that it expected.
Below Investment Grade Bond Risk. Investing in “junk” or “high yield” bonds or debt entails greater risk of principal loss than the risk involved in investment grade securities. For underlying funds investing in debt obligations that are assigned a lower credit rating, the value of these debt obligations could fall. High yield bonds are often considered speculative and involve significantly higher credit risk. These bonds are also more likely to experience fluctuation in value due to changes in the issuer's credit rating. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.
Foreign Securities Risk. For investments in foreign securities additional risks are involved that are not present in U.S. securities. Foreign currency fluctuations or economic, financial or political instability could cause the value of an underlying fund's investments to fluctuate. Foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Investing in foreign securities also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, assets allocated to foreign investments may be less liquid and their prices more volatile than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.
Foreign securities can also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as other restrictions on investment. Investing in local markets may require an underlying fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs. These factors may affect the liquidity of an underlying fund's investment in any country.
Non-Diversification Risk. The Fund is non-diversified and as a result may invest a greater portion of its assets in a particular issuer than a diversified fund. Therefore, the Fund’s value may decrease because of a single investment or a small number of investments.
Management and Organization
The Fund's business and affairs are managed under the direction of its board of trustees. The board of trustees has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Manager of Managers: The Fund employs a “manager of managers” structure. In this regard, the Fund has received an exemptive order from the SEC (Release Nos. IC-27512 and 29197) to permit the Fund's investment adviser, without further shareholder approval, to enter into and materially amend any sub-advisory agreement upon approval of its board of trustees. The SEC order is subject to certain conditions. For example, within ninety days of the hiring of any new sub-adviser, shareholders will be furnished with information that would be included in a proxy statement regarding the new sub-adviser. Moreover, the Fund's adviser will not enter into a sub-advisory agreement with any affiliated sub-adviser without shareholder approval. The adviser has ultimate responsibility (subject to board oversight) to oversee the sub-advisers and to recommend their hiring, termination, and replacement. The Fund does not currently employ a sub-adviser.
Investment Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the investment adviser to the Fund. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA's address is One Granite Place, Concord, NH 03301. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 20 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides, on a national basis, insurance and financial services.
The Fund has entered into an investment management agreement with LIA. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.
The investment adviser, its investment management fee rate, and portfolio manager(s) are shown below. The Fund's SAI provides additional information about the portfolio manager(s)' compensation, other accounts managed by the portfolio manager(s), and the portfolio manager(s)' ownership of securities in the Fund.
Adviser	LIA's advisory fee is 0.25% of the Fund's average net assets (without the advisory fee waiver).
Portfolio Manager(s)	Kevin J. Adamson, CPA and David A. Weiss, CFA are responsible for the day-to-day management of the Fund. Mr. Adamson, Vice President and Chief Operating Officer of LIA, has served as Director of Funds Management Operations responsible for managing daily operations since 2004. Mr. Weiss, Vice President and Chief Investment Officer of LIA, joined LIA in 2004 and is responsible for leading due diligence and research, including oversight of LIA's asset allocation services.
LIA may hire consultants to assist it in management of the Fund. These consultants will not have management discretion over Fund assets.
A discussion regarding the basis for the board of trustees approving the investment advisory contract for the Fund will be available in the annual report to shareholders for the period ended December 31, 2012.

Pricing of Fund Shares
Each Fund in the Trust determines its net asset value per share (“NAV”) as of close of regular trading (normally 4:00 p.m., New York time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for trading. Each Fund determines its NAV by:
•	adding the values of all securities investments and other assets;
•	subtracting liabilities (including dividends payable); and
•	dividing by the number of shares outstanding.
For Funds structured as fund of funds, shares of the underlying mutual funds (excluding ETFs) in which these Funds invest will be valued based upon the NAV of those underlying mutual funds. The NAV of the underlying mutual funds will be calculated by those funds based upon their own securities holdings.
For other types of securities, each Fund in the Trust typically values its investments as follows:
•	equity securities (including ETFs), at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the mean between the bid and asked prices on exchanges or over-the-counter; and
•	U.S. Government and Agency securities, at the mean between the bid and asked prices, and other debt securities, at the price established by an independent pricing service.
A Fund's portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the value of a Fund's holdings may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
In certain circumstances, a Fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the Fund's board of trustees. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. The prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.
A Fund would anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. A Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before that Fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, a Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.
Purchase and Sale of Fund Shares
The Fund sells its shares to Lincoln Life, LNY, and to unaffiliated insurance companies. The insurance companies hold the Fund shares in separate accounts (“variable accounts”) that support various variable annuity contracts and variable life insurance contracts.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, a Fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a Fund’s disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Funds and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase brokerage and administrative costs of the Fund. As a result, the Fund discourages such trading activity. The risks of frequent trading are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect Fund investors and the Fund from potentially harmful trading activity, we utilize certain market timing policies and procedures that have been approved by the Fund's board of trustees (the “Market Timing Procedures”).
The Fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. The Fund will exercise this right if, among other things, an investor's trading, in the judgment of the Fund, has been or may be disruptive. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control.

The Fund has entered into an agreement with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreement generally requires such insurance company to (i) provide, upon request by the Fund, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner who the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold shares of the Fund in separate accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to be engaged in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. If the Fund is unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
In its sole discretion, the Fund may revise its Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund also reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which has been adopted pursuant to a distribution and service plan (the “Plan”). The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's board of trustees up to the maximum allowed by the Plan, without shareholder approval, in accordance with the terms of the Plan. These fees are paid out of the assets of the Service Class on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-adviser, if any, may pay additional compensation (at their own expense and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully any disclosure provided by such intermediary as to compensation it receives in connection with investment products it recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or the price of the Fund's shares, as such payments are not made from Fund assets.
For more information, please see the SAI.

Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year income or gains are earned by the Fund. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class of the Fund at no charge.
Since all the shares of the Fund sold through variable annuity contracts or variable life insurance contracts (“variable contracts”) are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.

Financial Highlights
The Fund is newly organized, and as a result, there are no financial highlights available.

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's board of trustees will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated April 30, 2012, as amended August 27, 2012, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find further information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI, annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about the Fund, or to make inquiries. The Fund does not maintain an internet website.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090